UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 16, 2007
Date of Report (Date of earliest event reported)

ZORO MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-127388	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1000, 789 West Pender Street, Vancouver, British Columbia, Canada	V6C 1H2
(Address of principal executive offices)	(Zip Code)

(604) 606-7979
Registrant's telephone number, including area code

Rochdale Mining Corp., of Unit 321, 255 Newport Drive, Port Moody, British Columbia, Canada, V3H 5H1
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02          Departure of Directors or Principal Officers; Appointment of Principal Officers.

Effective on March 16, 2007, the Board of Directors (the "Board") of Zoro Mining Corp. (formerly "Rochdale Mining Corp."; the "Company") accepted the consent to act as director of the Company from Terence F. Schorn (the "Appointment").

Mr. Schorn is a graduate of the Haileybury School of Mines, holds a diploma in Gemology and has over 45 years experience in the mineral industry. Mr. Schorn is also a Professional Geoscientist, registered with The Association of Professional Engineers and Geoscientists of British Columbia, as well as an Accredited Gemologist.

Since January of 2001 Mr. Schorn has been the President and a director of War Eagle Mining Company Inc., an exploration stage mining company conducting exploration activity in Mexico whose shares are presently listed for trading on the TSX Venture Exchange (the "TSXV") in Canada.  Since February of 2006 Mr. Schorn has also been a director of Twenty-Seven Capital Corp, another TSXV listed company.  Mr. Schorn is also a director of Snowden Resources Corp., a reporting company listed for trading on the OTCBB.

As a consequence of the Board's acceptance of the Appointment, the Board is now comprised of each of Messrs. Schorn, Paul D. Brock, David Rambaran and Paul Petrilli.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on March 19, 2007, the Company (as Rochdale Mining Corp.), merged with its wholly-owned subsidiary, Zoro Mining Corp., pursuant to Articles of Merger that the Company filed with the Nevada Secretary of State on March 19, 2007. The merger was in the form of a parent/ subsidiary merger, with the Company as the surviving corporation. In accordance with Section 92A.180 of the Nevada Revised Statutes, shareholder approval of the merger was not required. Upon completion of the merger, the Company's name has been changed to "Zoro Mining Corp." and the Company's Articles of Incorporation have been amended to reflect this name change.

In connection with this name change to Zoro Mining Corp., as of the open of business on March 19, 2007, the Company has the following new CUSIP number and trading symbol:

New CUSIP Number:     98977W 10 2.

New Trading Symbol:    ZORO.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ZORO MINING CORP.
DATE: March 19, 2007.	By: /s/ "Paul D. Brock" _______________________________________ Name: Paul Brock Title: President, Treasurer, Principal Executive Officer, Principal Financial Officer and a director

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